UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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BMC Software, Inc. issued the following press release on June 14, 2012.

BMC CORRECTS THE RECORD

HOUSTON, June 14, 2012 – BMC Software, Inc. (NASDAQ: BMC), the leading global enterprise IT management company, in response to a press release issued today by Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”), issued the complete, unedited and relevant portion of the recent interview between Robert E. Beauchamp, Chairman, President and Chief Executive Officer of BMC, and The Wall Street Journal. BMC believes that it is important for stockholders to understand the context of Mr. Beauchamp’s remarks, rather than an out-of-context quote used by Elliott. The transcript follows:

WSJ: Anything specific you guys want to respond to that, that Elliott has said either, you know, in their presentation or, or elsewhere? I mean, is there, is there anything that kind of, really jumped out at you guys, that you guys want to make sure, you know, that we know?

Mr. Beauchamp: One thing that jumped out to me was the, was the fact that they said that BMC is not a good company, it’s a great company. And, great in all caps. And, I agree with that – we both agree with that. And, and we agree that we are well positioned and we just don’t agree that we need four new directors in order to execute that strategy. We think that we’ve got a very strong and independent Board of Directors who have proven to be able to grow and to change as the industry grows. We refresh our Board pretty regularly, and we think that we can do that using the strategy that we’ve been using.

WSJ: When was the last time you refreshed the Board?

Mr. Beauchamp: We added two directors in the last two years, three in the last five, and it’s part of our strategy to continue to do that.

WSJ: Okay, would you, I mean, consider adding one or, or two of Elliott’s people, you know, as a way to kind of ease this?

Mr. Beauchamp: We need to listen to all our, all of our shareholders, and, and we think that our Board does a great job of that, and we are always going to continue to pick great Board members. So, that’s – we’re going to continue to run the business as we, as we have run it and look to, to constantly improve the company and to make, keeping our board fresh as we go forward.

Morgan Stanley & Co. LLC is serving as financial advisor and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to the Company.

Business Runs on IT. IT Runs on BMC Software.

More than 20,000 IT organizations – from the Global 100 to the smallest businesses – in over 120 countries rely on BMC Software (NASDAQ: BMC) to manage their business services and applications across distributed, mainframe, virtual and cloud environments. With the leading Business Service Management platform, Cloud Management, and the industry’s broadest choice of IT management solutions, BMC helps customers cut costs, reduce risk and achieve business objectives. For the four fiscal quarters ended March 31, 2012, BMC revenue was approximately $2.2 billion. For more information, please visit www.bmc.com.

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BMC, BMC Software, and the BMC Software logo are the exclusive properties of BMC Software Inc., are registered with the U.S. Patent and Trademark Office, and may be registered or pending registration in other countries. All other BMC trademarks, service marks, and logos may be registered or pending registration in the U.S. or in other countries. All other trademarks or registered trademarks are the property of their respective owners. © Copyright 2012 BMC Software Inc.

FORWARD LOOKING STATEMENTS

This Press Release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are identified by the use of the words “believe,” “expect,” “anticipate,” “estimate,” “will,” “contemplate,” “would” and similar expressions that contemplate future events. Such forward-looking statements are based on management’s reasonable current assumptions and expectations. Numerous important factors, risks and uncertainties, including, but not limited to, those contained in our documents and reports filed with the Securities and Exchange Commission (SEC), affect our operating results and could cause our actual results, levels of activity, performance or achievement to differ materially from the results expressed or implied by these or any other forward-looking statements made by us or on our behalf. There can be no assurance that future results will meet expectations. You should carefully review the cautionary statements described in the documents and reports we file from time to time with the SEC, specifically our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Information contained on our website is not part of this Press Release.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this Press Release, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

CERTAIN INFORMATION REGARDING PARTICIPANTS

BMC Software, Inc. (“BMC”), its directors and certain of its executive officers are deemed participants in the solicitation of proxies from BMC stockholders in connection with the matters to be considered at BMC’s 2012 Annual Meeting. In connection with the solicitation of proxies, BMC has filed a definitive proxy statement and other relevant documents concerning the proposals to be presented at BMC’s 2012 Annual Meeting with the U.S. Securities and Exchange Commission (the “SEC”). In connection with the 2012 Annual Meeting, BMC has mailed the definitive proxy statement to stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ BMC’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement BMC filed with the SEC on June 5, 2012. Additional information can also be found in BMC’s Annual Report on Form 10-K for the year ended March 31, 2012, filed with the SEC on May 10, 2012. To the extent holdings of BMC securities have changed since the amounts printed in the definitive proxy statement for the 2012 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by BMC with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investors section of our corporate website at http:// investors.bmc.com.

Contacts

Investors:

Derrick Vializ

BMC Software, Inc.

713-918-1805

derrick_vializ@bmc.com

or

Thomas Germinario / Jordan Kovler / Richard Grubaugh

D.F. King & Co., Inc.

212-269-5550

Media:

Joele Frank / Andy Brimmer / Jennifer Friedman

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449